UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2006

CAMDEN NATIONAL CORPORATION

(Exact name of registrant as specified in charter)

Maine	01-28190	01-0413282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Elm Street, Camden, Maine 04843

(Address of Principal Executive Offices) (Zip Code)

(207) 236-8821

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On December 1, 2006, the Board of Directors of Camden National Corporation (the “Company”) approved an Amendment to the Employment Agreement dated as of May 4, 2004 with Robert W. Daigle, President & CEO of the Company. In addition to extending the term of the Agreement to end on May 4, 2009, changes were made to ensure good faith compliance with Section 409A of the Internal Revenue Code of 1986, as amended. Lastly, the Amendment increases Mr. Daigle’s target incentive percentage under the Company’s Executive Incentive Plan from 40% to 50% of his base salary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMDEN NATIONAL CORPORATION

Date: December 4, 2006	By:	/s/ Sean G. Daly
Sean G. Daly
Chief Financial Officer